SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 28, 2002

                         NATIONAL GOLF PROPERTIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

                 (State or Other Jurisdiction of Incorporation)

          1-12246                                 95-4549193

  (Commission File Number)              (IRS Employer Identification No.)


  2951 28th Street, Suite 3001                       90405
    Santa Monica, California

(Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (310) 664-4100


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.   OTHER EVENTS


            On June 28, 2002, the Registrant and National Golf Operating Partnership, L.P. ("NGOP") entered into an amendment and extension of credit agreement (the "Extension Agreement") with certain of its lenders (the "Lenders") on account of defaults under its unsecured credit facility. Pursuant to the Extension Agreement, the maturity of the credit facility was extended to March 31, 2003 and the Lenders waived the existing defaults and all potential future events of default other than specified "major defaults." Also on June 28, 2002, Registrant and NGOP entered into a note purchase override agreement (the "Override Agreement") with the holders of its private placement notes issued pursuant to the Note Purchase Agreement, dated December 15, 1994, and Restated Note Agreement, dated July 1, 1996, by and among the Registrant, NGOP and the noteholders party thereto (the "Noteholders"). Pursuant to the Override Agreement, the maturity of the notes was changed to March 31, 2003 and the Noteholders waived all potential future events of default other than specified "major defaults."

            In connection with these agreements, NGOP granted mortgages and deeds of trust on its properties for the benefit of the Lenders and Noteholders. NGOP entered into a security and collateral agency agreement with the Lenders and the Noteholders with respect to these mortgages and deeds of trust.

            The Extension Agreement, Override Agreement and Security and Collateral Agency Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated herein by reference.




ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS


     (a)   Financial Statements.

     Not applicable.

     (b)   Pro Forma Financial Information.

     Not applicable.

     (c)   Exhibits.

      Exhibit 10.1 Amendment and Extension of Credit Agreement, dated as of June 28, 2002, among the Registrant, National Golf Operating Partnership, L.P. and the Lenders identified therein

      Exhibit 10.2  Note Purchase Override Agreement, dated as of June
                    28, 2002, among the Registrant, National Golf Operating Partnership, L.P. and the Noteholders party thereto

      Exhibit 10.3 Security and Collateral Agency Agreement, dated as of June 28, 2002, among National Golf Operating Partnership, L.P., BNY Midwest Trust Company, Bank One, NA and the Noteholders party thereto






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 1, 2002                           NATIONAL GOLF PROPERTIES, INC.
                                                      (Registrant)






                                          By: /s/ Neil M. Miller
                                             -----------------------------
                                              Neil M. Miller
                                              Chief Financial Officer



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                                 EXHIBIT INDEX



       EXHIBIT NO.        DOCUMENT DESCRIPTION


      Exhibit 10.1 Amendment and Extension of Credit Agreement, dated as of June 28, 2002, among the Registrant, National Golf Operating Partnership, L.P., Bank One, NA and the Lenders identified therein

      Exhibit 10.2  Note Purchase Override Agreement, dated as of June
                    28, 2002, among the Registrant, National Golf Operating Partnership, L.P. and the Noteholders party thereto

      Exhibit 10.3 Security and Collateral Agency Agreement, dated as of June 28, 2002, among National Golf Operating Partnership, L.P., BNY Midwest Trust Company, Bank One, NA and the Noteholders party thereto